Exhibit 99.34

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 1999
           Series 1999-16, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %               6.873631
                                                      -----------------------
     Weighted average maturity                                        173.17
                                                      -----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
           Principal Per     Prepayments Per Interest Per
    Class   Certificate        Certificate    Certificate    Payout Rate
    -----   -----------        -----------    -----------    -----------
     R     $  0.00000000     $ 0.00000000  $    0.00000000   % 0.00000000
     PO    $  3.80493215     $ 0.40167810  $    0.00000000   % 0.00000000
     A     $  5.64762786     $ 2.34930956  $    5.26642287   % 6.49999998
     S     $  0.00000000     $ 0.00000000  $    0.20920666   % 0.25828422
     M     $  3.35883507     $ 0.00000000  $    5.36304721   % 6.50000120
     B1    $  3.35882943     $ 0.00000000  $    5.36304348   % 6.49999671
     B2    $  3.35882943     $ 0.00000000  $    5.36304348   % 6.49999671
     B3    $  3.35882943     $ 0.00000000  $    5.36304348   % 6.49999671
     B4    $  3.35882943     $ 0.00000000  $    5.36304348   % 6.49999671
     B5    $  3.35882778     $ 0.00000000  $    5.36305556   % 6.50001126

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                        Accrual Amount
   Class
     N/A               $    N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            40,427.79
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:     $       194,701,386.48
                                                               -----------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:            583
                                                               ------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance        Cusip
-----         -------           -----------------        -------        -----
R    $                    0.00  $            0.00  $            0.00 36157R4G7
PO   $            1,693,815.02  $    1,687,214.14  $          972.56 GEC9916PO
A    $          190,145,413.49  $  189,040,906.91  $          966.62 36157R4F9
S    $          140,942,688.85  $  140,036,683.73  $          965.74 GEC99016S
M    $            1,614,854.47  $    1,609,376.22  $          986.74 36157R4H5
B1   $              592,080.30  $      590,071.72  $          986.74 36157R4J1
B2   $              592,080.30  $      590,071.72  $          986.74 36157R4K8
B3   $              592,080.30  $      590,071.72  $          986.74 36158GHH4
B4   $              296,040.15  $      295,035.86  $          986.74 36158GHJ0
B5   $              299,654.25  $      298,637.70  $          986.74 36158GHK7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            3        Principal Balance     $    1,218,290.65
                               --------                            -------------
        2.   60-89 days
             Number            1        Principal Balance     $      259,891.57
                               --------                            -------------
        3.   90 days or more
             Number            1        Principal Balance     $      310,078.92
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    2,186,228.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    2,013,316.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:% 0.00000000
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